                                                                      Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT

                   NAME OF ENTITY
             (AND OTHER NAMES, IF ANY,
                  UNDER WHICH SUCH                                JURISDICTION
               ENTITY DOES BUSINESS)                             OF ORGANIZATION
               ---------------------                             ---------------

Belmont Corporation
 (d/b/a Village Assisted Living Corporation)                        Maryland

Coast Services Incorporated                                         Maryland

SC Group Incorporated                                                 Texas

SC Realty Incorporated                                               Nevada

SCERF Incorporated                                                  Maryland

Security Capital Management Incorporated                            Delaware

Security Capital Investment Incorporated                            Delaware

SCG Realty Services Incorporated                                      Texas

SCG Realty Services Atlantic Incorporated                           Delaware

SCI Client Services Incorporated                                    Delaware

Security Capital (Atlantic) Incorporated                             Nevada

Security Capital BVI Holdings Incorporated                          Maryland

SCGPD Incorporated                                             British Virgin Islands

Security Capital Industrial Incorporated                            Delaware

Security Capital Investment Research Incorporated                   Delaware

Security Capital Investment Research Group Incorporated             Delaware

Security Capital Markets Group Incorporated                         Delaware

Security Capital Pacific Incorporated                               Delaware

Security Capital Real Estate Research Group Incorporated            Maryland

Security Capital Strategic Group Incorporated                       Maryland

Security Capital Atlantic Incorporated                              Maryland

     Atlantic Alabama Multifamily Trust                              Alabama

     Atlantic-Alabama (1) Incorporated                              Maryland

     Atlantic-Alabama (2) Incorporated                              Maryland

     Atlantic-Alabama (3) Incorporated                              Delaware

     Atlantic-Alabama (4) Incorporated                              Delaware

     Atlantic-Alabama (5) Incorporated                              Maryland

     Atlantic-Alabama (6) Incorporated                              Maryland

     Atlantic Development Services Incorporated                     Delaware

     Atlantic-Tennessee Limited Partnership                         Delaware


                NAME OF ENTITY
           (AND OTHER NAMES, IF ANY,
               UNDER WHICH SUCH                                        JURISDICTION
             ENTITY DOES BUSINESS)                                    OF ORGANIZATION
             ---------------------                                    ---------------
     SCA Florida Holdings (1) Incorporated                                Florida

     SCA-Indiana Limited Partnership                                     Delaware

     SCA North Carolina Limited Partnership                              Delaware

     SCA-Alabama Multifamily Trust                                        Alabama

     SCA-North Carolina (1) Incorporated                                 Maryland

     SCA-North Carolina (2) Incorporated                                 Maryland

     SCA-South Carolina (1) Incorporated                                 Maryland

     SCA-Tennessee (1) Incorporated                                      Maryland

     SCA-Tennessee (2) Incorporated                                      Maryland

     SCA-Tennessee (3) Incorporated                                      Maryland

     SCA-Tennessee (4) Incorporated                                      Maryland

     SCA-Tennessee Limited Partnership                                   Delaware

     Security Capital Alabama Multifamily Trust                           Alabama

     Security Capital Atlantic Management Incorporated                   Delaware

     Security Capital Atlantic Multifamily Incorporated                  Delaware

Security Capital Industrial Trust                                        Maryland

     1440 Goodyear Partners                                                Texas

     International Industrial Investments Incorporated                   Maryland

     Red Mountain Joint Venture                                            Texas

     SCI-Alabama (1) Incorporated                                        Maryland

     SCI-Alabama (2) Incorporated                                        Maryland

     SCI Client Services of Colorado                                     Colorado

     SCI Development Services Incorporated                               Delaware

     SCI-DS Mexico Incorporated                                          Maryland

     SCI Houston Holdings, Inc.                                          Delaware

     SCI IV, Inc.                                                        Delaware

     SCI Limited Partnership-I                                           Delaware

     SCI Limited Partnership-II                                          Delaware

     SCI Limited Partnership-III                                         Delaware

     SCI Limited Partnership-IV                                          Delaware

     SCI Mexico Industrial Trust                                         Maryland



               NAME OF ENTITY
          (AND OTHER NAMES, IF ANY,
              UNDER WHICH SUCH                                        JURISDICTION
            ENTITY DOES BUSINESS)                                    OF ORGANIZATION
            ---------------------                                    ---------------

     SCI-North Carolina (1) Incorporated                                Maryland

     SCI-North Carolina (2) Incorporated                                Maryland

     SCI-North Carolina Limited Partnership                             Delaware

     Security Capital Alabama Industrial Trust                           Alabama

     Security Capital Industrial Management Incorporated                Delaware

     Security Capital Logistar International Incorporated               Delaware

Security Capital Pacific Trust                                          Maryland

     Las Flores Development Company                                       Texas

     PTR-California Holdings (1) Incorporated                           Maryland

     PTR-California Holdings (2) Incorporated                           Maryland

     PTR Development Services Incorporated                              Delaware

     PTR Holdings (Texas) Incorporated                                    Texas

     PTR Holdings, Inc.                                                  Arizona

     PTR Multifamily Incorporated                                       Delaware

     PTR-New Mexico (1) Incorporated                                    Delaware

     PTR-New Mexico (2) Incorporated                                    Delaware

     PTR-Washington Holdings 1 Incorporated                             Maryland

     SCP Nevada Holdings 1 Incorporated                                  Nevada

     SCP Utah Holdings 1 Incorporated                                     Utah

     SCP Utah Holdings 2 Incorporated                                     Utah

     SCP Utah Holdings 3 Incorporated                                     Utah

     SCP Utah Holdings 4 Incorporated                                     Utah

     Security Capital Pacific Management Incorporated                   Delaware

Homestead Village Incorporated                                          Maryland

     Atlantic Homestead Village (1) Incorporated                        Maryland

     Atlantic Homestead Village (2) Incorporated                        Maryland

     Atlantic Homestead Village Limited Partnership                     Delaware

     Homestead Alabama Incorporated                                      Alabama

     KC Homestead Village Redevelopment Corporation                     Missouri

     Missouri Homestead Village Incorporated                            Maryland

     PTR Homestead Village (1) Incorporated                             Maryland

                  NAME OF ENTITY
             (AND OTHER NAMES, IF ANY,
                 UNDER WHICH SUCH                                      JURISDICTION
               ENTITY DOES BUSINESS)                                  OF ORGANIZATION
               ---------------------                                  ---------------

     PTR Homestead Village Limited Partnership                           Delaware

     Security Capital Homestead Incorporated                             Maryland

     Texas Maids Incorporated                                            Maryland

CS Integrated LLC                                                        Delaware

SCI Logistics Holdings LLC                                               Delaware

SCI Logistics Services Incorporated                                      Delaware

Security Capital Employee REIT Fund Incorporated                         Maryland

Security Capital Preferred Growth Incorporated                           Maryland

Strategic Hotel Capital Incorporated                                     Delaware

Security Capital U.S. Realty                                             Luxembourg

     Security Capital (EU) Holdings S.A.                                 Luxembourg

          Security Capital (EU) Investment Research Group                Luxembourg

          City Center Retail Trust                                       Maryland

               CCRT I Incorporated                                       Delaware

               CCRT II Incorporated                                      Delaware

               City Center Retail/McCaffery
               Developments, L.P.                                        Delaware

          National Parking Corporation                                   Maryland

          Pacific Retail Trust                                           Maryland

               Retail Property Partners Limited Partnership              Delaware

          Urban Growth Property Trust                                    Maryland

               Urban Growth Property Incorporated                        Delaware

          CarrAmerica Realty Corporation                                 Maryland

          Storage USA, Inc.                                              Tennessee

          Regency Realty Corporation                                      Florida

Security Capital (EU) Management S.A.                                   Luxembourg

     Security Capital (UK) Management Limited                         United Kingdom
